 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grow Condos, Inc. (the "Registrant") on Form 10-Q for the nine-month period ended March 31, 2019, as filed with the Commission on the date hereof (the "Quarterly Report"), We, Jonathan Bonnette, Chief Executive Officer, and Trevor Hall, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     Dated:  May 14, 2019

/s/ Jonathan Bonnette
Jonathan Bonnette
Chief Executive Officer (Principal Executive Officer)

/s/ Trevor Hall
Trevor Hall
Chief Financial Officer (Principal Financial and Accounting Officer)